Exhibit 99.1

Investment D&O Discussion Outlook September, April, 2011 2011 Barclays Capital 2011 Global Financial Services Conference September 12, 2011 0

Forward Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. Such statements, including information relating to the Company’s expectations for future distributions and market conditions, are not considered historical facts and are considered forward-looking information under the federal securities laws. This information may contain words such as “believes,” “plans,” “expects,” “intends,” “estimates” or similar expressions. This information is not a guarantee of the Company’s future performance and is subject to risks, uncertainties and other important factors that could cause the Company’s actual performance or achievements to differ materially from those expressed or implied by this forward-looking information and include, without limitation, changes in the Company’s distribution policy, changes in the Company’s ability to pay distributions, changes in the market value and yield of our assets, changes in interest rates and the yield curve, net interest margin, return on equity, availability and terms of financing and hedging and various other risks and uncertainties related to our business and the economy, some of which are described in our filings with the SEC. Given these uncertainties, you should not rely on forward-looking information. The Company undertakes no obligations to update any forward-looking information, whether as a result of new information, future events or otherwise. 1

CYS: Overview A Real Estate Investment Trust formed in January 2006 Target Assets??Agency Residential Mortgage Backed Securities ??Pay dividends and achieve capital appreciation throughout changing interest rate Objective and credit cycles??Be the most efficient Agency REIT in the market ??Kevin Grant, CEO, President, Chairman Senior Management??Frances Spark, CFO Focus on Cost ??Self managed: highly scalable Efficiency Ample Financing ?Currently financing lines with 33 lenders Sources??Swap agreements with 16 counterparties Dividend Policy??Company intends to distribute all or substantially all of its REIT taxable income 2

Attractive Environment Likely to Persist 5/1 Hybrid Net Interest Margin: 1/2005 – 9/2011 Mortgage Yields Currently Attractive 5.00 Par-Priced 7/1 hybrid rates now 2.16%(1) 4.00 September 9, 2011 3.00 30 Year fixed rates now 3.54%(1) 2.00 15 Year fixed rates now 2.82% (1) 1.00 Hedging rates historically low 0.00 1/7/2005 4/7/2005 7/7/2005 10/7/2005 1/7/2006 4/7/2006 7/7/2006 10/7/2006 1/7/2007 4/7/2007 7/7/2007 10/7/2007 1/7/2008 4/7/2008 7/7/2008 10/7/2008 1/7/2009 4/7/2009 7/7/2009 10/7/2009 1/7/2010 4/7/2010 7/7/2010 10/7/2010 1/7/2011 4/7/2011 7/7/2011 Steep Curve 5 Year Swap vs. 1 Month LIBOR: 1/2005 – 9/2011 Creates significant positive carry 3.50 3.00 September 9, 2011 Very low cost of financing 2.50 2.00 Significant ROE 1.50 1.00 Hedge flexibility very important 0.50 0.00 Fed still fighting deflation -0.50 -1.00 Source: Bloomberg. 1/21/05 4/21/05 7/21/05 10/21/05 1/21/06 4/21/06 7/21/06 10/21/06 1/21/07 4/21/07 7/21/07 10/21/07 1/21/08 4/21/08 7/21/08 10/21/08 1/21/09 4/21/09 7/21/09 10/21/09 1/21/10 4/21/10 7/21/10 10/21/10 1/21/11 4/21/11 7/21/11 (1) As of September 9, 2011 3

Attractive Investment Environment Remains 15 Year Fixed Hedged with Swaps: 1/1/2005—9/9/2011 7.00 6.00 Borrow Short Invest Long 5.00 4.00 3.00 2.00 CYS Strategy 1.00 0.00 ?05 05 ?05 05 ?05 ?05 ?06 06 ?06 06 ?06 ?06 ?07 07 ?07 07 ?07 ?07 ?08 08 ?08 08 ?08 ?08 ?09 09 ?09 09 ?09 ?09 ?10 10 ?10 10 ?10 ?10 ?11 11 ?11 11 ?11 Jan Mar- May Jul- Sep Nov Jan Mar- May Jul- Sep Nov Jan Mar- May Jul- Sep Nov Jan Mar- May Jul- Sep Nov Jan Mar- May Jul- Sep Nov Jan Mar- May Jul- Sep Nov Jan Mar- May Jul- Sep 15 Year Hedged (i) 15 Year Unhedged (ii) Source: Bloomberg. Note: Spreads calculated as: (i) 15 year CC Index = 50% 4 year swap, and (ii) 15 year Current Coupon Index 4

May-11 May-11 5 Dec-10 Dec-10 Jul-10 Jul-10 Feb-10 Feb-10 Sep-09 Sep-09 Apr-09 Apr-09 Nov-08 Nov-08 Jun-08 Jun-08 Jan-08 Jan-08 Aug-07 Aug-07 Mar-07 Mar-07 Oct-06 Oct-06 May-06 May-06 Dec-05 Dec-05 Jul-05 Jul-05 Feb-05 Feb-05 Sep-04 Sep-04 Apr-04 Apr-04 Auctions Nov-03Auctions Nov-03 Jun-03 Jun-03 Jan-03 Note Jan-03 Aug-02 Aug-02 Note Mar-02 Mar-02 Oct-01 Oct-01 May-01 May-01 Dec-00 Dec-00 Treasury 8/11 Jul-00Treasury Jul-00 Feb-00 8/11 Feb-00 – Sep-99 Sep-99 Year – Apr-99 Apr-99 Year 5 2/00 Nov-98 30 2/00 Nov-98 45 40 35 30 25 20 15 10 5 0 18 16 14 12 10 8 6 4 2 0 May-11 May-11 Dec-10 Dec-10 Jul-10 Jul-10 Feb-10 Feb-10 Sep-09 Sep-09 Apr-09 Apr-09 Nov-08 Nov-08 Jun-08 Jun-08 Jan-08 Jan-08 Aug-07 Aug-07 Mar-07 Mar-07 Oct-06 Oct-06 May-06 May-06 Dec-05 Dec-05 Jul-05 Jul-05 Feb-05 Feb-05 Sep-04 Sep-04 Apr-04 Auctions Apr-04 Auctions Nov-03 Nov-03 Jun-03 Jun-03 Jan-03 Note Jan-03 Note Aug-02 Aug-02 Mar-02 Mar-02 Oct-01 Oct-01 May-01 May-01 Dec-00 Treasury Dec-00 Treasury 8/11 Jul-00 8/11 Jul-00 – Feb-00 – Feb-00 Sep-99 Year Sep-99 Year Apr-99 Apr-99 3 10/00 Nov-98 10 11/98 Nov-98 45 40 35 30 25 20 15 10 5 0 30 25 20 15 10 5 0 May-11 May-11 Dec-10 Dec-10 Volume Jul-10 Jul-10 Feb-10 Feb-10 Sep-09 Sep-09 Apr-09 Apr-09 Nov-08 Nov-08 Jun-08 Jun-08 Jan-08 Jan-08 Aug-07 Aug-07 Mar-07 Mar-07 Oct-06 Oct-06 May-06 May-06 Dec-05 Dec-05 Jul-05 Jul-05 Auction Feb-05 Feb-05 Sep-04 Sep-04 Apr-04 Apr-04 Nov-03 Nov-03 Auctions Jun-03 Auctions Jun-03 Treasury Jan-03 Jan-03 Aug-02 Aug-02 US Mar-02 Note Mar-02 Note Oct-01 Oct-01 May-01 May-01 Dec-00 Dec-00 Jul-00 Jul-00 Treasury Feb-00 Treasury 8/11 Feb-00 Bloomberg, 8/11 Sep-99 Sep-99 – Apr-99– Apr-99 Nov-98 Year Nov-98 Year 5 0 Treasury 5 0 35 30 25 20 15 10 2 2/00 50 45 40 35 30 25 20 15 10 7 2/00 Source: Billions Billions

Fed Board has Become More Dovish



Hawkish
Neutral
Dovish
Governors
Duke
Bernanke
Tarullo
Yellen
Obama Nominees
Clarida
Stein
Raskin
2011 Voters
Fisher
Plosser
Kocherlakota
Evans
Dudley
2012 Voters
Lacker
Lockhart
Pianalto
Dudley
Williams
2013 Voters
Evans
Dudley
Bullard
?
St. Louis
Rosengren

Note: Kansas City Fed President Hoenig retires 10/1/2011, and the Kansas City Fed President will be a 2013 Voter. 2010 Voters were Hoenig, Pinalto, Rosengren, and Bullard. Sources: federalreserve.gov, Macroeconomic Advisers, LLC, Bank of America Merrill Lynch, Bloomberg, Wall Street Journal, Indiana University, Marketwatch, Thomson Reuters, Federal Reserve Bank of Atlanta, Federal Reserve Bank of Chicago, Federal Reserve Bank of Cleveland, Maryland Consumer Rights Coalition, Boston Globe, Businessweek, Newsweek, Washington Post, CNBC.

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Other Central Banks are Waging the Inflation War Hawkish Neutral Dovish EU (Incoming) EU (Outgoing) USA Draghi Trichet Bernanke China India Canada Japan Xiaochuan Subbarao Carney Shirakawa Australia New Zealand Brazil Stevens Bollard Tombini Consequences: US Rates Likely To Be Lower For Longer 7

Economic Recovery Below Normal Pace Total Nonfarm Private Payroll Employment Challenger, Gray & Christmas, Inc. CPI-U All Items, Core 2005-present Job Cut Announcement Report 2005 – Present 000’s 1990 – Present % Change—Year to Year Civilian Unemployment Rate Capacity Utilization: Manufacturing U.S. Retail Gasoline Price: Regular and Crude 1/1/48—present 2005 – Present 1/01 – Present % % % 12.0 10.0 Regular Gasoline 8.0 6.0 4.0 Crude Oil 2.0 0.0 48 49 51 52 54 55 57 58 60 61 63 64 66 67 69 70 72 73 75 76 78 79 81 82 84 85 87 88 90 91 93 94 96 97 99 00 02 03 05 06 08 09 11 J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- J- Source: S&P, Fiserv, and Macromarkets LLC / Haver Analytics, BLS, Challenger, Gray & Christmas, US Dept of Energy, NYMEX 8

Economics of Forward Purchase Example: 15 yr. 3  1/2% drop = ~73/4/32 pt. per month1 Source: Bloomberg 9/9/11 19/32 represents a discount to the purchase price of the security of approximately $0.30 per month from trade date to settlement date. 9

Portfolio Composition and Results CYS Agency RMBS Portfolio1 CYS Dividends: 10/2009 – 9/2011 Total Agency RMBS: $8,835.3 million 30 $0.70 20 Year Year Fixed $0.60 $0.60 $0.60 $0.60 $0.60 Fixed $0.60 7.1% $0.55 $0.55 $0.55 7.3% $0.50 Hybrid ARM’s $0.40 $0.35 33.5% 15 Year Fixed $0.30 52.1% $0.20 $0.10 $0.00 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Dec-10 Apr-11 Jul-11 Oct-10 1 As of 6/30/11 2 CYS paid quarterly dividends of $0.35 per share of common stock on October 21, 2009, $0.55 per share of common stock on January 27, 2010 and April 28, 2010, and $0.60 per share of common stock on July 28, 2010, October 20, 2010, December 29, 2010, April 20, 2011, and July 27, 2011. On September 9, 2011, CYS declared a dividend of $0.55 per share of common stock for the third quarter of 2011. The dividend will be paid on October 19, 2011 to stockholders of record on September 21, 2011. 10

Portfolio Characteristics

CYS INVESTMENTS

CYS Portfolio Characteristics*

	Par Value	Fair Value	Weighted Average				
Asset Type	(in thousands)		Cost/Par	Fair Value/Par	MTR[1]	Coupon	CPR[2]
15 Year Fixed	$4,439,585	$4,605,393	$102.33	$103.73	N/A	3.89%	5.5%
20 Year Fixed	626,399	643,866	102.35	102.79	N/A	4.14%	2.5%
30 Year Fixed	588,274	625,974	103.33	106.41	N/A	5.00%	N/A [3]
Hybrid ARMs	2,849,820	2,960,036	102.24	103.87	63.1	3.37%	12.8%
Total/Weighted Avg.	$8,504,078	$8,835,269	$102.37	$103.89	63.1 [4]	3.81%	7.3%

* As of 6/30/11

[1] "Months to Reset" is the number of months remaining before the fixed rate on a hybrid ARM becomes a variable rate. At the end of the fixed period, the variable rate will be determined by the margin and the pre-specified caps of the ARM.
[2] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year. Specifically, the constant prepayment rate is an annualized version of the prior three month prepayment rate. Securities with no prepayment history are excluded from this calculation.
[3] The Agency RMBS backed by 30 year mortgages in the portfolio are newly issued and did not have three months of CPR history as of June 30, 2011.
[4] Weighted average months to reset of our Hybrid ARM portfolio.

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History of Transparent and Consistent Financial Reporting ??CYS uses Financial Reporting for Investment Companies??CYS financial reporting—Best in Class??Schedule of investments ??NAVs have reflected mark-to-market accounting since inception??No OCI account on balance sheet??Realized and unrealized losses taken through income statement??Losses expensed in period incurred 12

Historical Financials Three Months Ended June 30, 2011 March 31, 2011 Income Statement Data(in 000’s) Investment Income – Interest Income $65,720 $40,980 Total expenses 9,335 7,522 Net Investment Income 56,385 33,458 Net gain (loss) from investments 129,225 19,820 Net gain (loss) from swap and cap contracts (86,188) (1,181) Net Income (Loss) $99,422 $52,097 Net Income (Loss) Per Common Share (diluted) $1.20 $0.74 Distributions per Common Share $0.60 $0.60 Non? GAAP Measure(in 000’s) Core Earnings (1) $41,510 $21,599 Non? GAAP Reconciliation(in 000’s) NET INCOME $99,422 $52,097 Net (gain) loss from investments (129,225) (19,820) Net (gain) loss on termination of swap contracts 3,493 ?Net unrealized (appreciation) depreciation on swap and cap contracts 67,820 (10,678) Core Earnings $41,510 $21,599 Key Portfolio Statistics* (2) 3.37% 3.27% Average yield on Agency RMBS (3) 1.14% 1.44% Average cost of funds and hedge (4) 2.23% 1.83% Interest rate spread net of hedge (5) 1.92% 2.11% Operating expense ratio (6) 8.1:1 8.1:1 Leverage ratio (at period end) As of Balance Sheet Data(in 000’s) 6/30/2011 3/31/2011 Cash and Cash Equivalents $1,092 $6,001 Total Assets $9,310,511 $8,787,632 Repurchase Agreements $7,548,091 $5,364,030 Net assets $1,019,809 $969,266 Net assets per common share $12.35 $11.74 (1) Core Earnings is defined as net income (loss) excluding net realized gain (loss) on investments, net unrealized appreciation (depreciation) on investments, net realized gain (loss) on termination of swap contracts and unrealized appreciation (depreciation) on swap and cap contracts. (2) Our average yield on Agency RMBS for the period was calculated by dividing our interest income from Agency RMBS by our average Agency RMBS. (3) Our average cost of funds and hedge for the period was calculated by dividing our total interest expense, including our net swap and cap interest income (expense), by our average repurchase agreements. (4) Our interest rate spread net of hedge for the period was calculated by subtracting our average cost of funds and hedge from our average yield on Agency RMBS. 13 (5) Our operating expense ratio is calculated by dividing operating expenses by average net assets. (6) Our leverage ratio was calculated by dividing total liabilities by net assets. * All percentages are annualized.

Financial Highlights ??Steep yield curve and attractive spreads in target assets??Tailwinds likely to continue ??Investment Company accounting provides transparency 14

Investment D&O Discussion Outlook September, April, 2011 2011 Barclays Capital 2011 Global Financial Services Conference September 12, 2011 15